EXHIBIT 99.2


                                                                  November 2002









                                    SIMON(TM)

                           Proposed All-Cash Offer to
                          Acquire Taubman Centers, Inc.

                                                      Forward Looking Statement

Estimates of future FFO, EBITDA, revenue and synergies are, and certain other matters discussed herein may be, deemed forward-looking statements within the meaning of the federal securities laws. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be attained, and it is possible that our actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks and uncertainties. Those risks and uncertainties include, but are not limited to, the national, regional and local economic climate, competitive market forces, changes in market rental rates, trends in the retail industry, the inability to collect rent due to the bankruptcy or insolvency of tenants or otherwise, and changes in market rates of interest.

These materials are for informational purposes only and are not an offer to buy or the solicitation of an offer to sell any Taubman shares, and are not a solicitation of a proxy.

                                                          Transaction Rationale



   >> Simon's $17.50 per share all-cash offer is financially compelling and will produce substantial and immediate value for all Taubman shareholders

   >> Strategic acquisition of Taubman would further enhance Simon's position as the nation's premier owner and manager of shopping malls

                                           A Compelling Transaction For Taubman



   >>   $17.50 offer exceeds Taubman's all-time high

        -  30% premium over Taubman price when 10/22 offer letter sent
        -  18% current premium over Taubman price on 11/12
        -  10% premium over highest-ever closing price of Taubman shares
        -  Above every Wall Street estimate of Taubman's NAV
        -  Compelling premium to other public REIT acquisitions

   >>   Offer not contingent on financing or due diligence

   >>   Complete flexibility for Taubman family:

        -  Retain Taubman partnership units, or
        -  Convert at $17.50 value to Simon partnership units, or
        -  Sell for cash

                                             A Compelling Opportunity For Simon



   >>   Taubman has outstanding portfolio of properties

   >>   Despite high-quality assets, Taubman has underperformed for shareholders

        -  Constantly shifting business and financing strategies

        -  Balance sheet constraints

        -  Underperforming new developments

        -  Flawed corporate governance

   >> Simon is uniquely positioned to generate more cash flow from Taubman's high-quality assets

                                  Taubman's Failure To Create Shareholder Value



         Since 1998 "restructuring" -- which improperly created blocking position for Taubman Family -- TCO stock has declined 4%

[GRAPH]

The graph depicts the share price of the common stock of Taubman Centers, Inc. beginning on September 30, 1998 and ending on October 22, 2002.

EDGAR representation of data points used in printed graphic:

Date               Share Price
----               -----------

9/30/98            $14.00

10/22/02           $13.50

Performance of TCO shares from effective date of entrenching transaction (9/30/98) through date Simon sent written offer to Taubman (10/22/02)

                                       Simon Can Unlock Value of Taubman Assets



   >> As the nation's premier owner and manager of shopping malls, Simon can improve Taubman's portfolio:

        -  Increase occupancy

        -  Reduce operating costs

        -  Generate ancillary revenue streams

   >>   Simon has a strong balance sheet and access to lower-cost capital

   >> Simon has demonstrated track record of acquiring and assimilating high-quality properties efficiently and profitably

   >>   Simon can stabilize Taubman's new developments

                                           Enhance Simon's Nationwide Portfolio



   >> Taubman properties are an excellent geographic fit with Simon's existing portfolio

   >>   Fortifies presence in key East and West coast markets

   >> Further enhances Simon portfolio with franchise assets, including The Mall at Short Hills, Cherry Creek Mall and Beverly Center

                                            Builds on Simon's Market Leadership






   >>   Creates portfolio unequaled in quality and depth

   >>   Combined company pro forma will have:

        -  $25 billion total enterprise value

        -  $2.5 billion total consolidated revenue *

        -  $2.0 billion annualized EBITDA *



















* 2002 projected

                                           Creates Value for Simon Shareholders






   >> Transaction expected to be approximately 4-5% accretive to Simon's FFO per share in Year One

   >>   We expect to:

        -  Increase occupancy

        -  Utilize Simon's leasing strength

        - Increase revenues through Simon Brand Ventures marketing initiatives

        -  Generate ancillary revenues through Simon Business Network programs

        -  Implement Simon's more robust cart and kiosk program

        -  Benefit from Simon's lower cost of capital

        -  Reduce operating costs

                                                         Simon Ready To Proceed






   >>   No due diligence required

   >>   No financing contingency

   >> Transaction can be completed with existing Simon $1.25B corporate credit facility

   >> Simon will arrange permanent financing consistent with past acquisitions, current capital structure, and current credit ratios

                                          Taubman's 1998 Restructuring:  Before
                                                                         ------









[CHART]

The chart is a depiction of the ownership structure controlling the Taubman assets prior to September 30, 1998, which is as follows: The Taubman family holds 7% of the voting stock of Taubman Centers, Inc. ("TCO"), while non-Taubman family shareholders holds 93% of the voting stock of TCO. TCO, in turn, owns a partnership interest in Taubman Realty Group Partnership ("TRG"), which controls the Taubman assets. In addition to TCO, the Taubman family and the GM Pension Trusts own partnership interests in TRG. TRG is governed by a 13 member partnership committee, to which TCO has the right to designate 5 independent members, the Taubman family has the right to designate 4 members and the GM Pension Trusts have the right to designate 4 members.

   >>   Assets governed by majority vote of 13-member Partnership Committee

   >>   Taubman Family had only 4 of 13 seats - NO blocking position

                                           Taubman's 1998 Restructuring:  After
                                                                          -----









[CHART]

The chart is a depiction of the ownership structure controlling the Taubman assets after September 30, 1998, which is as follows: The Taubman family holds 36% of the voting stock of TCO, while non-Taubman family shareholders hold 64% of the voting stock of TCO. TCO, in turn, owns a partnership interest in TRG, which controls the Taubman assets. In addition to TCO, the Taubman family (but not the GM Pension Trusts) owns partnership interests in TRG. TRG is no longer governed by the 13 member partnership committee.

   >>   Assets now governed by 2/3 vote of TCO shareholders

   >>   Series B shares issued to Taubman Family for total of $38,400.00

   >>   Series B gives Taubman Family blocking position with 36% of vote
                                      -----------------

                                       Taubman Has Disenfranchised Shareholders



           Board Can't Waive Excess Share Provision in Taubman Charter

                                        +

                 Charter Amendments Require 2/3 Shareholder Vote

                                        +

            Series B Preferred Shares Give Taubman Family 36% of Vote

                                        +

          B Shares Issued Without Shareholder Vote or Proper Disclosure

                                        +

            Taubman Family Paid Only $38,400.00 For Blocking Position

                                        =

                      Permanent Corporate Governance Defect

                                             Taubman Shareholders Must Speak Up






   >>   Simon prefers to complete acquisition through negotiated transaction

   >> Family's blocking position improperly obtained -- egregious corporate governance defect should not keep Taubman shareholders --- from premium offer

   >> Corporate governance obstacles are surmountable if Board upholds fiduciary duty to common shareholders

   >>   Tell Board you support our $17.50 per share cash offer